UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 APRIL 19, 2004
                                 --------------
                Date of Report (Date of earliest event reported)


                         AMALGAMATED TECHNOLOGIES, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                  0-25007                       65-0656268
(State or other jurisdiction   (Commission File                 (IRS Employer
     of incorporation)              Number)                  Identification No.)

                           153 EAST 53RD ST., 48TH FL.
                             NEW YORK, NY     10022
             (Address of principal executive offices)     (Zip Code)



                                 (212) 521-5180
                                 --------------
               Registrant's telephone number, including area code



                    1640 TERRACE WAY, WALNUT CREEK, CA 94596
                    ----------------------------------------
          (Former name or former address, if changed since last report)


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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

     On April 19, 2004, Trinad Management LLC ("Management") and Trinad Capital LP ("Capital"), as purchasers, each entered into a stock purchase agreement (the "Stock Purchase Agreements") with Mr. David Rector, the sole executive officer and director of Amalgamated Technologies, Inc. (the "Company"). Pursuant thereto, Management and Capital acquired 1,223,872 and 1,223,871 shares of the Company's common stock, respectively. Management and Capital each paid $10,000 to Mr. Rector using their own funds. On the same date, Management and Capital each entered into a stock purchase agreement with various Company shareholders (the "Shareholders") to acquire 531,677 and 570,564 shares of the Company's common stock, respectively. Management and Capital each paid $65,000 to the Shareholders using their own funds. Immediately following such transactions, Management and Capital shall collectively own 88.2% of the Company's issued and outstanding common stock.

     Management also acquired 100,000 shares of the Company's Series B Convertible Preferred Stock, pursuant to a Series B Convertible Preferred Stock Purchase Agreement dated April 19, 2004, for a purchase price of $100,000.
Management  used  its  own  funds  in  this  transaction.

     On April 19, 2004, Scott Robins and a principal shareholder of the Company entered into a Stock Purchase Agreement (the "Robins Agreement") pursuant to which Mr. Robins acquired 300,000 shares of the common stock of the Company for a purchase price of $300,000. Mr. Robins used his personal funds in this transaction. Immediately, following such transaction Scott Robins shall own 7.5% of the Company's issued and outstanding common stock.

     Certain proceeds of the Stock Purchase Agreements and the Robins Agreement were used to pay all of the debts of the Company. As a condition of the Stock Purchase Agreements and the Robins Agreement, Mr. Rector resigned from all his executive officer positions with the Company and, further, agreed to resign as a director of the Company. Robert Ellin was appointed a member of the Company's board of directors, Irwin Gross was appointed the Company's Chief Executive and Financial Officer, Robert Ellin was appointed the Company's President, and Jay Wolf was appointed the Company's Secretary. Mr. Gross will be appointed as a member of the Company's board of directors in the near future, and Mr. Rector's resignation will take affect ten days after the Company's Information Statement on Schedule 14F-1is mailed or delivered to all of the Company's shareholders in compliance with Section 14(f) of the Securities Exchange Act of 1934, as amended, and Rule 14f-1 thereunder.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS

(A)     FINANCIAL  STATEMENTS  OF  BUSINESS  ACQUIRED.

None.

(B)     PRO  FORMA  FINANCIAL  INFORMATION.

None.


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

(C)     EXHIBITS.


EXHIBIT  DESCRIPTION

    2.1    Stock Purchase Agreement dated April 19, 2004, by and between David Rector and
           Trinad Management LLC.
    2.2    Stock Purchase Agreement dated April 19, 2004, by and between David Rector and
           Trinad Capital LP.
    2.3    Stock Purchase Agreement dated April 19, 2004, by and between Trinad
           Management LLC and Certain Selling Shareholders.
    2.4    Stock Purchase Agreement dated April 19, 2004, by and between Trinad Capital LP and Certain Selling Shareholders.
    2.5    Stock Purchase Agreement dated April 19, 2004, by and between Scott Robins and
           Principal Shareholder.
    2.6    Series B Convertible Preferred Stock Purchase Agreement dated April 19, 2004, by and between Registrant and Trinad Management LLC.
    2.7    Stock Purchase Agreement dated April 19, 2004, by and between Scott Robins and
           Principal Shareholder.



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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May  4,  2004                   Amalgamated  Technologies,  Inc.

                                        By:  /s/ Robert  Ellin
                                             -----------------------------
                                             Robert  Ellin,  President


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